Exhibit 99.1

AMEDISYS REPORTS FIRST QUARTER 2025 FINANCIAL RESULTS

BATON ROUGE, Louisiana (April 23, 2025) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period ended March 31, 2025.

Three-Month Periods Ended March 31, 2025 and 2024

•Net service revenue increased $23.4 million to $594.8 million compared to $571.4 million in 2024.
•Net income attributable to Amedisys, Inc. of $61.0 million, which is inclusive of merger-related expenses totaling $16.8 million ($16.6 million, net of tax) and a $48.1 million gain on an equity method investment ($35.6 million, net of tax), compared to net income attributable to Amedisys, Inc. of $14.4 million, which is inclusive of merger-related expenses totaling $20.7 million ($19.8 million, net of tax) in 2024.
•Net income attributable to Amedisys, Inc. per diluted share of $1.84 compared to $0.44 in 2024.

Adjusted Quarterly Results*

•Adjusted EBITDA of $68.8 million compared to $59.9 million in 2024.
•Adjusted net income attributable to Amedisys, Inc. of $41.6 million compared to $33.9 million in 2024.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.25 compared to $1.03 in 2024.

* See pages 7 - 8 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the first quarter 2025 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the first quarter results.
Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Certain items include merger-related expenses, unusual or non-recurring expenses and certain non-operational items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to, the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare services company, delivering personalized home health, hospice and high acuity care services in the home. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, hospice care at the end of life or in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes. More than 3,300 hospitals and 114,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 19,000 employees in 519 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 499,000 patients every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.
Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms or by the end of the waiver period under the merger agreement; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed transaction; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger, including among other things, the action by the Department of Justice to block the merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; the impact of new or increased tariffs; uncertainty around, and disruption from, new and emerging technologies, including the adoption and utilization of artificial intelligence ("AI") and generative AI and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking, and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended March 31,
	2025	2024
Net service revenue	$594,781	$571,414
Operating expenses:
Cost of service, inclusive of depreciation	334,050	321,537
General and administrative expenses:
Salaries and benefits	131,968	127,946
Non-cash compensation	6,223	7,433
Merger-related expenses	16,769	20,667
Depreciation and amortization	4,447	4,271
Other	57,965	57,941
Total operating expenses	551,422	539,795
Operating income	43,359	31,619
Other income (expense):
Interest income	2,873	1,727
Interest expense	(6,422)	(8,119)
Equity in earnings from equity method investments	1,794	910
Gain on equity method investment	48,093	—
Miscellaneous, net	1,508	1,090
Total other income (expense), net	47,846	(4,392)
Income before income taxes	91,205	27,227
Income tax expense	(29,384)	(12,633)
Net income	61,821	14,594
Net income attributable to noncontrolling interests	(809)	(194)
Net income attributable to Amedisys, Inc.	$61,012	$14,400
Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.86	$0.44
Weighted average shares outstanding	32,793	32,670
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.84	$0.44
Weighted average shares outstanding	33,218	32,979

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$284,881	$303,242
Patient accounts receivable	319,639	296,075
Prepaid expenses	17,410	13,072
Other current assets	12,034	19,694
Total current assets	633,964	632,083
Property and equipment, net of accumulated depreciation of $103,758 and $100,890	40,186	42,108
Operating lease right of use assets	80,905	81,500
Goodwill	1,213,888	1,213,888
Intangible assets, net of accumulated amortization of $19,949 and $18,787	80,199	81,155
Other assets	135,432	87,980
Total assets	$2,184,574	$2,138,714
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$28,705	$39,956
Payroll and employee benefits	131,722	151,995
Accrued expenses	162,180	152,564
Termination fee paid by UnitedHealth Group	106,000	106,000
Current portion of long-term obligations	37,579	37,968
Current portion of operating lease liabilities	25,845	25,909
Total current liabilities	492,031	514,392
Long-term obligations, less current portion	332,947	339,313
Operating lease liabilities, less current portion	55,642	56,111
Deferred income tax liabilities	58,032	48,051
Other long-term obligations	848	882
Total liabilities	939,500	958,749
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,381,255 and 38,307,521 shares issued; 32,818,871 and 32,776,148 shares outstanding	38	38
Additional paid-in capital	825,138	818,201
Treasury stock, at cost, 5,562,384 and 5,531,373 shares of common stock	(477,718)	(474,854)
Retained earnings	852,168	791,156
Total Amedisys, Inc. stockholders’ equity	1,199,626	1,134,541
Noncontrolling interests	45,448	45,424
Total equity	1,245,074	1,179,965
Total liabilities and equity	$2,184,574	$2,138,714

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended March 31,
	2025	2024
Cash Flows from Operating Activities:
Net income	$61,821	$14,594
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,787	6,138
Non-cash compensation	6,844	7,886
Amortization and impairment of operating lease right of use assets	8,645	8,566
(Gain) loss on disposal of property and equipment	(34)	4
Gain on equity method investment	(48,093)	—
Deferred income taxes	9,981	2,594
Equity in earnings from equity method investments	(1,794)	(910)
Amortization of deferred debt issuance costs	248	248
Return on equity method investments	2,320	170
Changes in operating assets and liabilities:
Patient accounts receivable	(23,564)	(46,806)
Other current assets	3,480	(1,696)
Operating lease right of use assets	(1,186)	(1,042)
Other assets	88	155
Accounts payable	(10,913)	8,652
Accrued expenses	(10,658)	3,029
Other long-term obligations	(34)	(591)
Operating lease liabilities	(7,625)	(7,532)
Net cash used in operating activities	(3,687)	(6,541)
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	27	21
Proceeds from the sale of property and equipment	15	—
Purchases of property and equipment	(1,215)	(2,670)
Investments in technology assets	(201)	(223)
Investment in equity method investee	—	(196)
Net cash used in investing activities	(1,374)	(3,068)
Cash Flows from Financing Activities:
Proceeds from the issuance of stock upon exercise of stock options	93	—
Shares withheld to pay taxes on non-cash compensation	(2,864)	(617)
Noncontrolling interest contributions	—	1,764
Noncontrolling interest distributions	(785)	(756)
Principal payments of long-term obligations	(9,744)	(8,941)
Net cash used in financing activities	(13,300)	(8,550)
Net decrease in cash, cash equivalents and restricted cash	(18,361)	(18,159)
Cash, cash equivalents and restricted cash at beginning of period	303,242	138,863
Cash, cash equivalents and restricted cash at end of period	$284,881	$120,704

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$6,177	$8,188
Cash paid for income taxes, net of refunds received	$907	$828
Cash paid for operating lease liabilities	$8,811	$8,574
Cash paid for finance lease liabilities	$4,121	$2,236

Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$7,006	$7,173
Right of use assets obtained in exchange for finance lease liabilities	$3,158	$4,326
Reductions to right of use assets resulting from reductions to operating lease liabilities	$75	$168
Reductions to right of use assets resulting from reductions to finance lease liabilities	$415	$496
Days revenue outstanding (1)	45.7	54.1

(1) Our calculation of days revenue outstanding at March 31, 2025 and 2024 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended March 31, 2025 and 2024, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended March 31,
	2025	2024
Net income attributable to Amedisys, Inc.	$61,012	$14,400
Add:
Income tax expense	29,384	12,633
Interest expense, net	3,549	6,392
Depreciation and amortization	6,787	6,138
Certain items(1)	(31,903)	20,296
Adjusted EBITDA(2)(5)	$68,829	$59,859

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended March 31,
	2025	2024
Net income attributable to Amedisys, Inc.	$61,012	$14,400
Add:
Certain items(1)	(19,430)	19,548
Adjusted net income attributable to Amedisys, Inc.(3)(5)	$41,582	$33,948

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended March 31,
	2025	2024
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.84	$0.44
Add:
Certain items(1)	(0.59)	0.59
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(4)(5)	$1.25	$1.03

(1)    The following details the certain items for the three-month periods ended March 31, 2025 and 2024:

Certain Items (in thousands):

	For the Three-Month Periods Ended March 31,
	2025	2024
	(Income) Expense	(Income) Expense
Certain Items Impacting General and Administrative Expenses:
Merger-related expenses	$16,769	$20,667
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net (includes $48,093 gain on equity method investment)	(48,672)	(371)
Total	$(31,903)	$20,296
Net of tax	$(19,430)	$19,548
Diluted EPS	$(0.59)	$0.59

(2) Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3)    Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)    Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.